U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                  CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): December 31, 2004

                         5G WIRELESS COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Nevada                        0-30448                 20-0420885
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)

    4136 Del Rey Avenue, Marina Del Rey, California                90292
        (Address of Principal Executive Offices)                 (Zip Code)

     Registrant's telephone number, including area code:  (310) 448-8022


          Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 31, 2004, the Registrant entered into a Contribution Agreement with its subsidiary, 5G Wireless Solutions, Inc. Under this agreement, the Registrant is contributing to 5G Wireless
Solutions 100% of the assets of the Registrant used in operating a wireless communications business, as well as an assumption of all the liabilities of the Registrant. In exchange, 5G Wireless Solutions will issue shares of its common stock to the Registrant based on a third party fair market value opinion divided by the closing price of the Registrant's common stock on December 31, 2004 less a 10% discount. This agreement furthers the operation of the Registrant as a business development company under the Investment Company Act of 1940.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: January 6, 2005                 By: /s/ Jerry Dix
                                       Jerry Dix, Chief Executive Officer


                                  EXHIBIT INDEX

Number                Description

10    Contribution Agreement between the Registrant and 5G
      Wireless Solutions, Inc. (the following to this agreement have been omitted: Schedule 1: List of Assets; and Schedule
      2: List of Liabilities), dated December 31, 2004 (filed herewith).

                                    EX-10
                          CONTRIBUTION AGREEMENT

                          CONTRIBUTION AGREEMENT

     This CONTRIBUTION AGREEMENT (hereinafter the "Agreement") is made and entered into as of this 31st day of December 2004, by and between 5G WIRELESS SOLUTIONS, INC. (the "Purchaser"), and 5G WIRELESS
COMMUNICATIONS, INC. (the "Seller"), with reference to the following facts:

                                  RECITALS

     WHEREAS, the Seller is engaged in the business of operating a wireless communications business located in Marina del Rey, California, and the Seller owns the assets used in the operation of such business (all of which is referred to in this Agreement as the "Business").

     WHEREAS, the Seller desires to contribute to the Purchaser one hundred percent of the assets used by the Seller in the Business, and the Purchaser shall issue all of outstanding the common stock of the Purchaser to Seller.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties to this Agreement (hereinafter collectively "parties" and individually "party") agree as follows:

                                  AGREEMENT

1.  CONTRIBUTION OF ASSETS AND ASSUMPTION OF LIABILITIES.

     On the terms and conditions hereinafter set forth, the Seller shall contribute and the Purchaser shall acquire all of the Seller's right, title and interest in and to all of the assets used in the Business (the "Contributed Assets") which are set forth on Schedule 1 of this Agreement, subject to any and all liens, claims, charges and encumbrances; provided that cash and cash equivalents will be retained by Seller. Seller shall assign, and Purchase shall assume all liabilities of the Seller, except for long-term liabilities and certain expenses as set forth in Schedule 2.

2.  ISSUANCE OF PURCHASER STOCK.

     As consideration in full for the Contributed Assets, the Purchaser agrees to deliver shares of Purchaser common stock, (the "Purchaser Shares") which will be based on a third party Fair Market Value opinion divided by the closing price on December 31, 2004 less a 10% discount. This issuance will constitute all of the issued and outstanding shares of common stock of Purchaser. The Purchaser Shares shall be issued upon receipt of the Fair Market Opinion, and shall be issued no later than 15 days after the execution of this Agreement.

3.  REPRESENTATION'S AND WARRANTIES.

     Each party hereby represents, warrants and covenants to the other party that this Agreement, when executed and delivered on behalf of the representing party, shall constitute valid and binding obligations of such party, enforceable against it in accordance with its terms.

4.  MISCELLANEOUS.

      (a) Each party agrees, without further consideration, to cooperate and diligently perform any further acts, deeds and things and to execute and deliver any documents that may be reasonably necessary to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense.

     (b) All notices, demands, requests, consents, approvals or other communications (for the purposes of this Paragraph hereinafter collectively called "Notices"), required or permitted to be given hereunder, or which are given with respect to this Agreement, shall be in writing, and shall be given by personal delivery, telegraph or by express mail, Federal Express, DHL or other similar form of internationally recognized airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon delivery), or by telex or facsimile transmission (which forms of Notice shall be deemed delivered upon confirmed transmission). Notices shall be addressed to the appropriate party(s) as set forth on the signature page of this Agreement, or to such other address as the receiving party shall have specified most recently by like Notice, with a copy to the other parties hereto.

     (c) If any part or provision of this Agreement shall be determined to be invalid, illegal or unenforceable under the laws of the State of California, then the remaining parts of this Agreement which can be separated from the invalid, illegal or unenforceable provisions shall continue in full force and effect, and the invalid, illegal or unenforceable provisions shall be construed as if they had never been incorporated into this Agreement.

     (d) This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute but one and the same instrument.


     WHEREFORE, the parties hereto have executed this Contribution Agreement as of the date first set forth above.

                                       "Seller"

                                       5G WIRELESS COMMUNICATIONS, INC.


                                       By: /s/  Jerry Dix
                                       Jerry Dix, President

                                       Seller's Address:  4136 Del Rey Avenue
                                                          Marina Del Rey, CA
                                                          90292

                                       "Purchaser"

                                       5G WIRELESS SOLUTIONS, INC.


                                       By: /s/  Don Boudewyn
                                       Don Boudewyn, Director

                                       Purchaser's Address: 4136 Del Rey Avenue
                                                            Marina Del Rey, CA
                                                            90292